     Paul S. Feeley                                                  Immediately
     SENIOR VICE PRESIDENT, TREASURER &
      CHIEF FINANCIAL OFFICER
      (617) 628-4000

                 CENTRAL BANCORP REPORTS THIRD QUARTER EARNINGS

         SOMERVILLE, MASSACHUSETTS, February 9, 2005-- Central Bancorp, Inc. (NASDAQ: CEBK) today reported that its net income increased more than 19% to $686,000, or $0.48 per diluted share, for the three months ended December 31, 2004, from $575,000, or $0.37 per diluted share, for the corresponding quarter in the prior fiscal year.

         Net interest and dividend income, which increased $281,000 to $3,974,000 in 2004's quarter from the year earlier quarter, was a major contributor to the earnings improvement. The Company's net interest margin also rose, climbing to 3.22% for the December 31, 2004 quarter from 3.15% in the comparable 2003 quarter and 3.20% in the September 30, 2004 quarter.

         Earnings for the nine months ended December 31, 2004 were $1,646,000, or $1.09 per diluted share, compared to $2,693,000, or $1.72 per diluted share, for the same period last year. The 2004 nine-month results included costs of $178,700, net of taxes, consisting primarily of legal and other professional fees incurred in connection with the Company's and the ESOP trust's previously announced purchase of 154,268 shares of Company stock from PL Capital LLC and affiliates. During the nine months ended December 31, 2003, the Company recognized a favorable after-tax impact of $374,000 from the settlement of a REIT-related tax liability with the Massachusetts Department of Revenue, and an insurance recovery of $329,000, net of related legal fees and taxes, attributable to shareholder litigation. Excluding these unusual items, pro forma earnings were $1,825,000 for 2004, a decline of $165,000 vs. the same quarter last year.

         John D. Doherty, Chairman, President & Chief Executive Officer, noted, "The increases in net interest and dividend income and in net interest margin during the current quarter are encouraging developments for our Company, especially given the challenging economic and interest rate climate. We're pleased our assets and deposits were both at RECORD levels at December 31, 2004, reflecting in part higher commercial lending activity.
Our asset quality has remained outstanding."


                                  (continued)

CENTRAL BANCORP, INC.
PAGE 2 OF 3


         Central Bancorp, Inc. is the holding company for Central Bank, whose legal name is Central Co-operative Bank, a Massachusetts-chartered co-operative bank operating eight full-service banking offices and one limited-service high school branch in suburban Boston.

                           (SEE ACCOMPANYING TABLES.)
--------------------------------------------------------------------------------
THIS PRESS RELEASE CONTAINS FINANCIAL INFORMATION DETERMINED BY METHODS OTHER THAN IN ACCORDANCE WITH ACCOUNTING METHODS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA ("GAAP"). THE COMPANY'S MANAGEMENT USES THESE NON-GAAP MEASURES IN ITS ANALYSIS OF THE COMPANY'S PERFORMANCE. THESE MEASURES TYPICALLY ADJUST GAAP PERFORMANCE MEASURES TO EXCLUDE THE EFFECTS OF SIGNIFICANT GAINS OR LOSSES THAT ARE UNUSUAL IN NATURE. BECAUSE THESE ITEMS AND THEIR IMPACT ON THE COMPANY'S PERFORMANCE ARE DIFFICULT TO PREDICT, MANAGEMENT BELIEVES THAT PRESENTATIONS OF FINANCIAL MEASURES EXCLUDING THE IMPACT OF THESE ITEMS PROVIDE USEFUL SUPPLEMENTAL INFORMATION THAT IS ESSENTIAL TO A PROPER UNDERSTANDING OF THE OPERATING RESULTS OF THE COMPANY'S BUSINESS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE WHICH MAY BE PRESENTED BY OTHER COMPANIES.

         THIS PRESS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS REGARDING ECONOMIC, LEGISLATIVE AND REGULATORY ISSUES THAT MAY IMPACT THE COMPANY'S EARNINGS IN FUTURE PERIODS. FACTORS THAT COULD CAUSE FUTURE RESULTS TO VARY MATERIALLY FROM CURRENT MANAGEMENT EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, DEPOSIT FLOWS, REAL ESTATE VALUES AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES; CHANGES IN LEGISLATION OR REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, PRODUCTS AND SERVICES.

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


CENTRAL BANCORP, INC.
PAGE 3 OF 3

                                              CENTRAL BANCORP, INC.
                                           CONSOLIDATED OPERATING DATA
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 Quarter Ended                 Nine Months Ended
                                                                  December 31,                    December 31,
                                                        -------------------------------------------------------------
                                                            2004                2003           2004           2003
                                                        -------------------------------------------------------------
                                                                   (Unaudited)                       (Unaudited)
Net interest and dividend income                           $3,974              $3,693       $11,627         $11,743
Provision for loan losses                                      --                  50            50             150
Net gain (loss) on sales and write-downs
  of investment securities                                     84                  --           432            (135)
Gain on sale of loans                                          85                  54           204             263
Other non-interest income                                     208                 253           688             756
Non-interest expenses                                       3,249               3,017        10,254           8,776
                                                           ------              ------       -------         -------
  Income before taxes                                       1,102                 933         2,647           3,701
Provision for income taxes                                    416                 358         1,001           1,008
                                                           ------              ------       -------         -------
  Net income                                               $  686              $  575       $ 1,646         $ 2,693
                                                           ======              ======       =======         =======
Earnings per share:

  Basic                                                    $  .49              $  .37       $  1.10         $  1.74
                                                           ======              ======       =======         =======
  Diluted                                                  $  .48              $  .37       $  1.09         $  1.72
                                                           ======              ======       =======         =======
Weighted average number of shares outstanding:
  Basic                                                     1,413               1,553         1,503           1,549
                                                           ======              ======       =======         =======
  Diluted                                                   1,424               1,567         1,515           1,563
                                                           ======              ======       =======         =======

RECONCILIATION OF GAAP EARNINGS
 TO PRO FORMA EARNINGS:
Net income per GAAP                                        $  686              $  575       $ 1,646         $ 2,693
Impact of REIT legislation, net of taxes                       --                  --            --            (374)
Impact of litigation and legal fees,
  net of insurance and taxes                                   --                 (53)           --            (329)
Costs associated with stock buyback,
  net of taxes                                                 --                  --           179              --
                                                           ------              ------       -------         -------
  Pro forma earnings                                       $  686              $  522       $ 1,825         $ 1,990
                                                           ======              ======       =======         =======

                                                           CONSOLIDATED BALANCE SHEET DATA
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            DECEMBER 31,         March 31,
                                                               2004                2004
                                                         ----------------------------------
                                                           (UNAUDITED)
Total assets                                                 $509,391            $490,897
Investment securities available for sale                      113,356              83,771
Total loans (1)                                               374,559             357,424
Allowance for loan losses                                       3,621               3,537
Deposits                                                      314,322             295,920
Borrowings                                                    153,223             145,256
Stockholders' equity                                           38,748              43,454
Book value per share                                            24.39               26.10

(1) Includes loans held for sale of $2,277 and $799 at December 31, 2004 and March 31, 2004, respectively.